VAN KAMPEN FOCUS PORTFOLIOS, SERIES 188
                 Telecommunications & Bandwidth Trust, Series 8B
                      New Frontier Utility Trust, Series 8B

                          SUPPLEMENT TO THE PROSPECTUS

         Notwithstanding anything to the contrary in the prospectus, the stock of McLeodUSA, Inc. was liquidated from the trust set forth above due to serious adverse credit factors.

Supplement Dated:  January 7, 2002